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                                                                    EXHIBIT 10.5

                 AMENDMENT NO. 1 TO CHANGE OF CONTROL/SEVERANCE
                                   AGREEMENT

      This AMENDMENT NO. 1 TO CHANGE OF CONTROL/SEVERANCE AGREEMENT, dated as of February 7, 2006 by and between PAREXEL International Corporation (together with all subsidiaries or affiliates hereinafter referred to as the "Company") and James F. Winschel, Jr. (the "Executive").

      WHEREAS, the Executive and the Company are parties to a Change of Control/Severance Agreement (the "Agreement"), dated as of April 3, 2001; and

      WHEREAS, the Executive and the Company desire to amend the Agreement as set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows:

      1. Section 2(a)(4) of the Agreement is hereby amended and restated in its entirety to read as follows:

      "(4) On the Change of Control, cause any unvested portion of any qualified or non-qualified capital accumulation benefits, and any unvested portion of any qualified or non-qualified awards made pursuant to any stock incentive plans, including, but not limited to, restricted stock units, restricted stock, stock appreciation rights and all other equity based awards (but excluding stock options), to become immediately vested (subject to applicable law)."

      2. Section 3(a)(4) of the Agreement is hereby amended and restated in its entirety to read as follows:

      "(4) Cause any unvested portion of any qualified or non-qualified capital accumulation benefits, and any portion of any qualified or non-qualified awards made pursuant to any stock incentive plans, including, but not limited to, restricted stock units, restricted stock, stock appreciation rights and all other equity based awards (but excluding stock options), to become immediately vested (subject to applicable law)."

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      3. All other terms and conditions of the Agreement not otherwise amended herein shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date first written above.

                                           The Company:

                                           PAREXEL INTERNATIONAL CORPORATION

                                           By: /s/ Josef H. von Rickenbach
                                              ----------------------------------

                                           Name: Josef H. von Rickenbach

                                           Title: Chairman and CEO

                                           The Executive:

                                           Signature: /s/ James F. Winschel, Jr.
                                                     ---------------------------

                                           Printed Name: James F. Winschel, Jr.

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